                                                                   Exhibit 10.22


                                 THIRD AMENDMENT


                  THIRD AMENDMENT (this "Amendment"), dated as of September 14, 2000, among Waters Corporation ("Holdings"), Waters Technologies Corporation (the "Borrower"), the lenders listed on the signature pages hereof (the "Banks"), and Bankers Trust Company, as Agent (in such capacity, the "Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided for such terms in the Credit Agreement referred to below.


                              W I T N E S S E T H:


         WHEREAS, Holdings, the Borrower, the Banks of the Credit Agreement and the Agent are parties to a Credit Agreement, dated as of November 22, 1995 and amended and restated as of June 16, 1997 ( as further amended, modified and supplemented to date, the "Credit Agreement"); and

         WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

         NOW, THEREFORE, it is agreed:

         1. Section 8.05(z) of the Credit Agreement is hereby amended by (i) deleting the text "$35,000,000" appearing therein and (ii) inserting the text "$100,000,000" in lieu thereof.

         2. In order to induce the Banks to enter into this Amendment, each of Holdings and the Borrower hereby represents and warrants that (i) the representations, warranties and agreements contained in Section 6 of the Credit Agreement are true and correct in all material respects on the Third Amendment Effective Date (as defined in Section 6 of this Amendment after giving effect thereto) both before and after giving effect to the Amendment with the same effect as though such representations and warranties had been made on and as of the Third Amendment Effective Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date) and (ii) there exists no Default or Event of Default on the Third Amendment Effective Date, both before and after giving effect to this Amendment.

         3. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

         4. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

         5. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         6. This Amendment shall become effective on the date (the "Third Amendment Effective Date") when each of Holdings, the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its address for notice provided for in the Credit Agreement;

                                     * * *

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                       WATERS CORPORATION


                                       By /s/ Philip S. Taymor
                                          ------------------------------------
                                          Title: Senior Vice President and CFO


                                       WATERS TECHNOLOGIES CORPORATION


                                       By /s/ Philip S. Taymor
                                          ------------------------------------
                                          Title: Senior Vice President and CFO


                                       WATERS FRANCE HOLDING CORP.


                                       By /s/ Philip S. Taymor
                                          ------------------------------------
                                          Title: Senior Vice President and CFO


                                       WATERS INVESTMENTS LIMITED


                                       By /s/ Philip S. Taymor
                                          ------------------------------------
                                          Title: Senior Vice President and CFO


                                       NIHON WATERS LIMITED


                                       By /s/ Philip S. Taymor
                                          ------------------------------------
                                          Title: Senior Vice President and CFO


                                       WFE HOLDING, INC.


                                       By /s/ Philip S. Taymor
                                          ------------------------------------
                                          Title: Senior Vice President and CFO

                                       WATERS ASIA LIMITED


                                       By /s/ Philip S. Taymor
                                          ------------------------------------
                                          Title: Senior Vice President and CFO


                                       WATERS OPERATING CORP.


                                       By /s/ Philip S. Taymor
                                          ------------------------------------
                                          Title: Senior Vice President and CFO


                                       T.A. INSTRUMENTS, INC.


                                       By /s/ Philip S. Taymor
                                          ------------------------------------
                                          Title: Senior Vice President and CFO


                                       WATERS OPERATING COMPANY, L.L.C.


                                       By /s/ Philip S. Taymor
                                          ------------------------------------
                                          Title: Senior Vice President and CFO


                                       BANKERS TRUST COMPANY,
                                          Individually, as Agent
                                          and as Collateral Agent


                                       By /s/ Mary Kay Cole
                                          ------------------------------------
                                          Title: Managing Director

                                       FLEET BANK, N.A.


                                       CREDIT INDUSTRIEL ET COMMERCIAL


                                       ABN AMRO BANK N.V.


                                       THE BANK OF NEW YORK


                                       THE BANK OF NOVA SCOTIA


                                       BANK OF SCOTLAND


                                       THE BANK OF TOKYO-MITSUBISHI
                                          TRUST COMPANY


                                       CREDIT AGRICOLE INDOSUEZ


                                       THE SAKURA BANK, LIMITED,
                                          NEW YORK BRANCH


                                       WACHOVIA BANK, N.A.


                                       FUJI BANK, LIMITED

                                       GENERAL ELECTRIC CAPITAL CORPORATION


                                       THE INDUSTRIAL BANK OF JAPAN


                                       MELLON BANK, N.A.


                                       THE MITSUI TRUST & BANKING
                                         CO., LTD.


                                       ALLIED IRISH BANKS, P.L.C.,
                                         NEW YORK BRANCH


                                       CITIZENS BANK OF MASSACHUSETTS


                                       THE ROYAL BANK OF SCOTLAND,
                                         PLC.


                                       USTRUST